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                                                                    EXHIBIT 99.2
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                                 [MONSANTO LOGO]

                                                              Hendrik Verfaillie
                                                         Chief Executive Officer


                                  Goldman Sachs
                    AgChemicals / AgBiotechnology Conference

                                  Feb. 6, 2001

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Safe Harbor

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: management's ability to achieve its cost-cutting objectives; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the success of the company's research and development activities and the speed with which regulatory authorizations and product roll-outs may be achieved; the company's ability to achieve and maintain protection for its intellectual property; fluctuations in exchange rates; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits regarding intellectual property and product liability, and other lawsuits and contingencies related to actual or alleged environmental contamination; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; increased generic and branded competition for the company's Roundup herbicide following the expiration of U.S. patent protection in September 2000; the seasonal nature of the company's agriculture business and the effect of weather conditions and commodity markets on that business; the company's ability to fund its short-term financing needs; general economic and business conditions; the company's ability to attract and retain current management and other employees of the company; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. The company disclaims any intention or obligation to revise or update any forward-looking statements or any factors that may cause results to differ, whether as a result of new information, future events or otherwise.


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Investment Highlights

     Monsanto is transforming agriculture

     [ ]  Strong and growing core business

     [ ]  Great upside from biotechnology and genomics

          - First mover advantage in biotechnology with more than 90% of biotech trait acres

     [ ]  Broadest and deepest pipeline in industry

                                      ||
                                      ||
                                      ||
                                      \/

                          Steady profit growth through
                         innovation and margin expansion


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Monsanto Is Unique

                           Chemistry

                          /         \
                         /           \
                        /             \
   Roundup Ready &     /               \    Integrated channel &
Insect Resistant crops/                 \   Technology Transfer
                     /     Customer      \
                    /      Solutions      \
                   /                       \

                Traits  ------  -------   Seeds



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2001 Focus Areas

[ ]  Grow sales of Roundup through brand leadership and volume growth

[ ] Gain key regulatory approvals for biotech crops and accelerate global commercialization

[ ]  Realize full value of R&D through effective commercialization of pipeline


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Conservation Tillage Potential

[ ]  Market conditions:

       [ ]  Roundup ideally suited for con-till

       [ ]  Roundup on 70% of con-till acres

       [ ]  Acres less than 30% penetrated

[ ]  Grower benefits:

       -    Reduced labor, fuel and equipment costs

       -    Higher soil moisture

       -    Increased yield potential

       -    Reduced soil erosion

[GRAPH]

(Acres In Millions)

1996                     113
1999                     208
Market Potential         750

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Roundup Ready Growth Potential

[GRAPH]

(Acres In Millions)

                         Remaining Potential      Acres in 2000       Total
Corn                     210                       3                  210
Soybeans                  58                      72                  130
Canola                    64                       5                   70
Cotton                    27                       8                   35


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Roundup Strategy Delivers

Brand Leadership

[ ]      New formulations

[ ]      Distribution breadth

[ ]      Integrated portfolio

Best Cost

[ ]      Technology

[ ]      Scale

[ ]      Supply agreements

Volume Growth

[ ]      Conservation tillage

[ ]      Price elasticity

[ ]      Roundup Ready crops


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2001 Focus Areas

[ ]  Grow sales of Roundup through brand leadership and volume growth

[ ] GAIN KEY REGULATORY APPROVALS FOR BIOTECH CROPS AND ACCELERATE GLOBAL COMMERCIALIZATION

[ ]  Realize full value of R&D through effective commercialization of pipeline


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First Mover Advantage In Traits And Technology

                   [GRAPH]

      USDA Approvals

Monsanto                27
Aventis                 11
DuPont Pioneer           3
Zeneca                   2
Novartis                 2
Dow                      2

[ ]  28% of all agricultural biotech/genomics patents filed
                       ||
                       ||
                       \/
[ ]  53% of all USDA product approvals received
                       ||
                       ||
                       \/
[ ]  More than 90% global share of biotech traits

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Brazilian Roundup Ready Soybean Approval

[ ]  Effect of Provisional Measure

      -    Establishes CTNBio as national authority on biotech

[ ]  Next steps

      -    Provisional Measure finalized with Congress

      -    Environmental assessment completed and approved

      - State permits obtained; labeling rules and other regulations met for commercial planting

[GRAPH]

Soybean (Acres In Millions)

               Biotech        Conventional        Total
U.S.           45             30                  75
Brazil          0             33                  33
Argentina      23              1                  24


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Roundup Ready Corn EC Status



    Member State Actions                  European Commission Actions
        (completed)                              (pending)

  Rapporteur countries (Spain,            Formal vote on revisions to
UK) recommend Roundup Ready corn ====   biotech rules (90/220) including
       for approval                ||  general labeling and traceability
            /\                     ||                  ||
            ||                     ||                  ||
            ||                     ||                  \/
 Spain recommended approval for    ||       Draft approval decision on
    EU production (May 1999)       ===>        Roundup Ready corn
                                             completed by Commission
            /\                                         ||
            ||                                         ||
            ||                                         \/
  UK recommended approval for               15 member states vote on
    import (November 1999)                 final approval for Roundup
                                                   Ready corn


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Indian Cotton Potential

[ ]  Focus on hybrid cotton for value capture and quality

[ ]  Third year of Bt field tests with limited seed production

[GRAPH]

  Cotton (Acres In Millions)

Total                      23
Hybrid                     11
Conventional               11
Suitable for Bt            11


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2001 Focus for Biotech Acceptance

     [ ]  United States

           -    U.S. regulatory system remains strong

           -    Acceptance grows with U.S. consumers

           -    U.S. food system regains confidence in biotech

           -    YieldGard corn and Bollgard cotton receive U.S. re-registrations

     [ ]  Japan

           -    Japanese regulatory system and commercial market remains open

     [ ]  Europe

           -    European regulatory system reopens for product approvals

     [ ]  Brazil

           -    Government establishes effective regulatory system

     [ ]  Global

           -    Growers increase purchases of biotech traits

           -    Global market penetration accelerates


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Monsanto has Strong Brand Shares

[GRAPH]

CORN BRAND SHARE

NA                 11%
E/A                 9%
LA                 59%
AP                 27%
TOTAL              21%
PIONEER            30%

[GRAPH]

SOYBEAN BRAND SHARE

NA                 21%
E/A                40%
LA                  4%
AP                  0%
TOTAL              14%
PIONEER            13%


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Monsanto has Leading Genetic Shares

[GRAPH]

CORN GENETICS SHARE

                 LICENSED    BRAND     TOTAL

NA                 30%        11%       41%
E/A                 7%         9%       16%
LA                  3%        59%       62%
AP                 15%        27%       42%
TOTAL              17%        21%       38%
PIONEER             0%        30%       30%

[GRAPH]

SOYBEAN GENETICS SHARE

                 LICENSED    BRAND     TOTAL

NA                 14%        21%       35%
E/A                 0%        40%       40%
LA                  5%         4%        8%
AP                  0%         0%        0%
TOTAL              10%        13%       23%
PIONEER             0%        13%       13%

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Monsanto's Seed/Trait Strategy


Customer Portfolio

Value added PRICING; provide unique
CUSTOMER SOLUTIONS.



Brands

Strengthen BRAND EQUITY and global brand positioning


Traits Technology Platform

Maximize TRAIT PENETRATION and share via strategic use of brands and licensing


Germplasm

Accelerate rate of GENETIC GAIN through genomics and global germplasm leverage


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2001 Focus Areas

[ ]  Grow sales of Roundup through brand leadership and volume growth

[ ] Gain key regulatory approvals for biotech crops and accelerate global commercialization

[ ]  REALIZE FULL VALUE OF R&D THROUGH EFFECTIVE COMMERCIALIZATION OF PIPELINE


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PRODUCT PIPELINE

PLATFORM/                 SHORT-TERM                 MEDIUM-TERM                   LONG-TERM
LAUNCH*                   (2001-2002)                (2003-2005)                (2006 and beyond)
--------                  ------------               ------------               ------------------
CROP YIELD AND         Refresh Current Seed     o     Higher-Yielding        o   Higher-Yielding
PRODUCTIVITY           Portfolio with:                Soybeans                   Corn

                       o    130 New Corn        o     Higher-Yielding        o   Higher-Yielding
                            Hybrids                   Canola                     Cotton

                       o    150 New Soybean     o     Additional New         o   Specialized
                            Varieties                 Hybrids and                Seed Corn
                                                      Varieties in Key
                       o    20 New Other              Crops                  o   Drought-Tolerant
                            Oilseed Varieties                                    Corn


                                                                             o   Cold-Tolerant
                                                                                 Corn
                       o    20 New Wheat
                            Varieties                                        o   Additional New
                                                                                 Hybrids and
                                                                                 Varieties in
                                                                                 Key Crops


INSECT AND DISEASE     o    MaxGard             o     Roundup Ready and      o   Enhanced
MANAGEMENT                  Insect-Protected          Insect-Protected           Bollgard Cotton
                            Corn                      Soybeans

                       o    Second-Generation   o     Second-Generation
                            Bollgard Cotton           YieldGard Corn

                       o    Latitude Fungicide  o     Extended Control
                                                      Seed Treatment


WEED                   o    Roundup Ready Corn  o     Roundup Ready Wheat    o   Enhanced
MANAGEMENT                                                                       Roundup Ready
                       o    Roundup Ready       o     Roundup Ready Rice         Cotton
                            Sugar Beets
                                                o     Roundup Ready Alfalfa


FEED                                            o     Improved-Energy Corn   o   Corn Enhanced
AND FOOD                                                                         with Essential
                                                o     Corn Enhanced with         Amino Acids
                                                      Essential Amino Acids
                                                                             o   Improved-Protein
                                                                                 Soybeans

                                                                             o   High-Oil Canola

                                                                             o   High-Oil
                                                                                 Soybeans

                                                                             o   Improved-Oil
                                                                                 Soybeans

                                                                             o   Zero-Saturate
                                                                                 Soybeans

*    Subject to technological success and regulatory approval.

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MaxGard Corn Provides CRW Protection


Benefits:

o    Consistent, season long control of CRW

o    Insecticide savings of $12-14 per acre


Market:

o    Fit on 50 million acres globally


Status:

o    U.S. and Japanese regulatory submissions made

Source: University Research Trials (15 locations, 1999)

Control

[PHOTO]

Rating=5.1

MaxGard

[PHOTO]

Rating=2.1

MaxGard Corn  vs. Insecticides
(Root Rating 1-5)

Economic Threshold (Yield & Lodging)

MaxGard           1.43
Lorsban           2.36
Counter           2.16
Force             2.17
Check             3.58

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Bollgard(R) II Cotton Improves Current Product

     Benefits:

     o Bollgard II gives improved performance against cotton Bollworm, Beet & Fall Armyworms and Soybean Loopers.

     o    Insect resistance management

     Status:

     o    US regulatory filings made

Bollgard II Protected

                                    [PHOTO]

Control

                                    [PHOTO]

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Growth Drivers


Short Term
2001-2002

[ ]  Grow Roundup, seeds, existing traits

[ ]  Increase margins

[ ]  Win biotech acceptance


Medium Term
2003-2005

Plus...

[ ]  Accelerating biotech growth

[ ]  Accelerating seed business growth


Long Term
2006 and beyond

Plus...

[ ]  Pipeline growth

      -   Yield traits

[ ]  Downstream businesses


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